PARAMETRIC DIVIDEND INCOME FUND

Supplement to Statement of Additional Information (“SAI”) dated March 25, 2014

PARAMETRIC EMERGING MARKETS FUND

PARAMETRIC GLOBAL SMALL-CAP FUND

PARAMETRIC INTERNATIONAL EQUITY FUND

Supplement to SAI dated June 1, 2014 as revised July 1, 2014

PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND

Supplement to SAI dated November 1, 2014

PARAMETRIC BALANCED RISK FUND

PARAMETRIC EMERGING MARKETS CORE FUND

Supplement to SAIs dated January 1, 2015 as revised February 5, 2015

PARAMETRIC TAX-MANAGED INTERNATIONAL EQUITY FUND

Supplement to SAI dated March 1, 2015

1.

The following changes were effective May 1, 2015:

a.

The following is added to the table under “Fund Management.” in “Management and Organization” under “Noninterested Trustees”:

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	176	Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (since 2013).

b.

The following is added as the sixteenth paragraph in the paragraphs below the tables under “Fund Management.” in “Management and Organization”:

Susan J. Sutherland.  Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since May 1, 2015.  Since 2013, Ms. Sutherland has been a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products.  Ms. Sutherland also serves as a director of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance.  From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions.  In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

c.

The following replaces the first sentence of the paragraph describing the Governance Committee under “Fund Management.” in “Management and Organization”:

Mmes. Taggart (Chair), Frost, Mosley, Peters and Sutherland, and Messrs. Eston, Gorman, Park, Pearlman and Verni are members of the Governance Committee.

d.

The following replaces the first sentence of the paragraph describing the Contract Review Committee under “Fund Management.” in “Management and Organization”:

Messrs. Eston (Chair), Gorman, Park and Verni, and Mmes. Mosley, Peters, Sutherland and Taggart are members of the Contract Review Committee.

e.

The following replaces the first sentence of the paragraph describing the Compliance Reports and Regulatory Matters Committee under “Fund Management.” in “Management and Organization”:

Messrs. Pearlman (Chair), Gorman (Vice-Chair) and Eston and Ms. Sutherland are members of the Compliance Reports and Regulatory Matters Committee.

2.

In accordance with the Eaton Vance funds Trustee retirement policy, Ronald A. Pearlman will retire as a Trustee effective July 1, 2015.  In addition, on July 1, 2015 Mr. Gorman will become the Chair of the Compliance Reports and Regulatory Matters Committee.

May 7, 2015

PARAMETRIC ABSOLUTE RETURN FUND

PARAMETRIC COMMODITY STRATEGY FUND

Supplement to Statement of Additional Information dated May 1, 2015

In accordance with the Eaton Vance funds Trustee retirement policy, Ronald A. Pearlman will retire as a Trustee effective July 1, 2015.  In addition, on July 1, 2015 Mr. Gorman will become the Chair of the Compliance Reports and Regulatory Matters Committee.

May 7, 2015